STATUTORY RESERVES AND RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2015
STATUTORY RESERVES AND RESTRICTED NET ASSETS [Abstract]
STATUTORY RESERVES AND RESTRICTED NET ASSETS
14.	STATUTORY RESERVES AND RESTRICTED NET ASSETS

In accordance with the PRC laws and regulations, the Company's PRC subsidiaries and VIEs are required to make appropriation to certain statutory reserves, namely general reserve, enterprise expansion reserve, and staff welfare and bonus reserve, all of which are appropriated from net profit as reported in their PRC statutory accounts. The Group's PRC entity is required to appropriate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Group's PRC entities. There are no appropriations to these reserves by the Group's PRC entities for the year ended December 31, 2013, 2014 and 2015.

As a result of PRC laws and regulations and the requirement that distributions by the PRC entity can only be paid out of distributable profits computed in accordance with the PRC GAAP, the PRC entity is restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, capital reserve and statutory reserves of the Company's PRC entity. As of December 31, 2014 and December 31, 2015, the aggregated amounts of paid-in capital, capital reserve and statutory reserves represented the amount of net assets of the relevant entity in the Group not available for distribution amounted to $51,796, and $69,983, respectively (including the statutory reserve fund of $nil and $4,922 as of December 31, 2014 and 2015, respectively). As a result of the above restrictions, parent-only financials are presented on financial statement schedule 1.